   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 5, 1999
                                                     REGISTRATION NO. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             -------------------
                                    FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             -------------------
                       L-3 COMMUNICATIONS HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)
                                    DELAWARE
                            (State of incorporation)

                                3812, 3663, 3679
                          (Primary Standard Industrial
                          Classification Code Number)

                                   13-3937434
                                (I.R.S. Employer
                             Identification Number)

                                600 THIRD AVENUE
                            NEW YORK, NEW YORK 10016
                                 (212) 697-1111
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                            CHRISTOPHER C. CAMBRIA
                       L-3 COMMUNICATIONS HOLDINGS, INC.
                               600 THIRD AVENUE
                           NEW YORK, NEW YORK 10016
                                (212) 697-1111
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                              -------------------
                                  COPIES TO:

                VINCENT PAGANO JR.             KIRK A. DAVENPORT
            SIMPSON THACHER & BARTLETT         LATHAM & WATKINS
               425 LEXINGTON AVENUE            885 THIRD AVENUE
             NEW YORK, NEW YORK 10017      NEW YORK, NEW YORK 10022
                  (212) 455-2000                (212) 906-1200

                              -------------------
       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                              -------------------
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. -

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. -

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. -

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. -

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

                                                                PROPOSED           PROPOSED
                                                                 MAXIMUM            MAXIMUM          AMOUNT OF
         TITLE OF EACH CLASS OF             AMOUNT TO BE     OFFERING PRICE        AGGREGATE        REGISTRATION
       SECURITIES TO BE REGISTERED           REGISTERED         PER UNIT        OFFERING PRICE          FEE
----------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share        862,500       $ 42.00            $36,225,000        $ 10,070.55

--------------------------------------------------------------------------------
                              -------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
===============================================================================

     The contents of the Registration Statement on Form S-1 (File No. 333-70125), as amended, filed by L-3 Communications Holdings, Inc. pursuant to the Securities Act of 1933, as amended, are hereby incorporated by reference in this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused the Registration Statement or amendments thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on February 5, 1999.

                                    L-3 COMMUNICATIONS HOLDINGS, INC.

                                    By: /s/ Michael T. Strianese
                                        -------------------------------------
                                        Vice President -- Finance and Controller

     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 5th day of February, 1999 by the following persons in the capacities indicated:

             SIGNATURE                                     TITLE
             ---------                                     -----
                  *                   Chairman, Chief Executive Officer (Principal
---------------------------------     Executive Officer) and Director
  Frank C. Lanza

                  *                   President, Chief Financial Officer (Principal
---------------------------------     Financial Officer) and Director
  Robert V. LaPenta

 /s/ Michael T. Strianese             Vice President--Finance and Controller
---------------------------------     (Principal Accounting Officer)
  Michael T. Strianese

                  *
---------------------------------
  David J. Brand                      Director

                  *
---------------------------------
  Thomas A. Corcoran                  Director

                  *
---------------------------------
  Alberto M. Finali                   Director

                  *
---------------------------------
  Eliot M. Fried                      Director

                  *
---------------------------------
  Frank H. Menaker, Jr.               Director

                  *
---------------------------------
  Robert B. Millard                   Director

                  *
---------------------------------
  John E. Montague                    Director

                  *
---------------------------------
  John M. Shalikashvili               Director

                  *
---------------------------------
  Alan H. Washkowitz                  Director

* By Michael T. Strianese as attorney-in-fact.

                                 EXHIBIT INDEX

     Exhibits identified in parentheses below are on file with the SEC and are incorporated herein by reference to such previous filings.

 EXHIBIT NO.                                     DESCRIPTION OF EXHIBIT
------------- --------------------------------------------------------------------------------------------
 *1.1         Form of U.S. Underwriting Agreement among L-3 Communications Holdings, Inc. and the U.S. Underwriters named therein.

 *1.2         Form of International Underwriting Agreement among L-3 Communications Holdings,
              Inc. and the International Managers named therein.

  3.1         Certificate of Incorporation of L-3 Communications Holdings, Inc. (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 No.
               333-46975).

  3.2         By-Laws of L-3 Communications Holdings, Inc. (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 No. 333-46975).

  4.1         Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the
              Registrant's Registration Statement on Form S-1 No. 333-46975).

  *5          Opinion of Simpson Thacher & Bartlett.

 10.1         Amended and Restated Credit Agreement, dated as of August 13, 1998 among L-3
              Communications Corporation and lenders named therein (incorporated by reference to
              Exhibit 99.1 to L-3 Communication Corporation's Quarterly Report on Form 10-Q for the
              quarterly period ended September 30, 1998).

 10.2         364 Day Credit Agreement, dated August 13, 1998 among L-3 Communications and lenders named therein (incorporated by reference to Exhibit 99.2 to L-3 Communications
              Corporation's Quarterly Report on Form 10-Q for the quarterly period ended September
              30, 1998).

 10.3         Indenture dated as of April 30, 1997 between L-3 Communications Corporation and
              The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to L-3
              Communications Corporation's Registration Statement on Form S-4 No. 333-31649).

 10.31        Indenture dated as of May 22, 1998 between L-3 Communications and The Bank of New
              York, as Trustee (incorporated by reference to Exhibit 10.6 to L-3 Communications
              Corporation's Registration Statement on Form S-4 No. 333-70199).

*10.32        Indenture dated as of December 11, 1998 among L-3 Communications Corporation, the
              Guarantors named therein and The Bank of New York, as Trustee.

*10.33        Registration Rights Agreement, dated as of December 11, 1998, among L-3
              Communications Corporation, the Guarantors named therein, Lehman Brothers Inc. and
              NationsBanc Montgomery Securities LLC.

*10.34        Purchase Agreement, dated as of December 3, 1998, among L-3 Communications
              Corporation, the Guarantors named therein, Lehman Brothers Inc. and NationsBanc
              Montgomery Securities LLC.

 10.4         Stockholders Agreement dated as of April 30, 1997 among L-3 Communications Holdings,
              Inc. and the stockholders parties thereto (incorporated by reference to Exhibit 10.3 to the
              Registrant's Registration Statement on Form S-1 No. 333-46975).

 10.5         Transaction Agreement dated as of March 28, 1997, as amended, among Lockheed Martin
              Corporation, Lehman Brothers Capital Partners III, L.P., Frank C. Lanza, Robert V.
              LaPenta and L-3 Communications Holdings, Inc. (incorporated by reference to
              Exhibit 10.4 to the Registrant's Registration Statement on Form S-1 No. 333-46975).

 EXHIBIT NO.                                    DESCRIPTION OF EXHIBIT
------------- -----------------------------------------------------------------------------------------
 10.6         Employment Agreement dated April 30, 1997 between Frank C. Lanza and L-3
              Communications Holdings, Inc. (incorporated by reference to Exhibit 10.5 to the
              Registrant's Registration Statement on Form S-1 No. 333-46975).

 10.7         Employment Agreement dated April 30, 1997 between Robert V. LaPenta and L-3
              Communications Holdings, Inc. (incorporated by reference to Exhibit 10.51 to the
              Registrant's Registration Statement on Form S-1 No. 333-46975).

 10.8         Limited Noncompetition Agreement dated April 30, 1997 between Lockheed Martin
              Corporation and L-3 Communications Corporation (incorporated by reference to
              Exhibit 10.7 to the Registrant's Registration Statement on Form S-1 No. 333-46975).

 10.9         Asset Purchase Agreement dated as of December 19, 1997 between L-3 Communications
              Corporation and California Microwave, Inc. (incorporated by reference to Exhibit 10.8 to the Registrant's Registration Statement on Form S-1 No. 333-46975).

 10.91        Asset Purchase Agreement dated as of February 10, 1998 between FAP Trust and L-3
              Communications Corporation (incorporated by reference to Exhibit 10.81 to the
              Registrant's Registration Statement on Form S-1 No. 333-46975).

 10.92        Asset Purchase Agreement dated as of March 30, 1998 among AlliedSignal Inc.,
              AlliedSignal Technologies, Inc., AlliedSignal Deutschland GMBH and L-3
              Communications Corporation (incorporated by reference to Exhibit 10.82 to the
              Registrant's Registration Statement on Form S-1 No. 333-46975).

 10.93        Agreement and Plan of Merger dated as of December 3, 1998 among L-3
              Communications, L-M Acquisition Corporation and Microdyne Corporation (incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K filed on
              December 9, 1998).

 10.10        Form of Stock Option Agreement for Employee Options (incorporated by reference to
              Exhibit 10.9 to the Registrant's Registration Statement on Form S-1 No. 333-46975).

*10.11        1997 Stock Option Plan for Key Employees.

*10.12        Non-Qualified Stock Option Agreement dated as of April 30, 1997 by and between L-3
              Communications Holdings, Inc. and Frank C. Lanza.

*10.13        Non-Qualified Stock Option Agreement dated as of April 30, 1997 by and between L-3
              Communications Holdings, Inc. and Robert V. LaPenta.

 10.14        Amended and Restated Agreement and Plan of Merger dated as of August 13, 1998 by and among L-3 Communications Corporation, SPD Merger Co., SPD Technologies, Inc.
              and Midmark Capital, L.P. (incorporated by reference to Exhibit 2 to L-3
              Communications Corporation's Current Report on Form 8-K filed on October 27, 1998).

 10.20        L-3 Communications Corporation Pension Plan (incorporated by reference to
              Exhibit 10.10 to the Registrant's Registration Statement on Form S-1 No. 333-46975).

  *11         L-3 Communications Holdings, Inc. Computation of Basic Earnings Per Common Share
              and Diluted Earnings Per Common Share.

  *21         Subsidiaries of the Registrant.

*23.1         Consent of Simpson Thacher & Bartlett (included in the opinion filed as Exhibit 5).

*23.2         Consent of PricewaterhouseCoopers LLP, independent auditors.

*23.3         Consent of Ernst & Young LLP, independent auditors.

*23.31        Consent of Ernst & Young LLP, independent auditors.

  EXHIBIT NO.                             DESCRIPTION OF EXHIBIT
--------------- -------------------------------------------------------------------------
    *23.4       Consent of KPMG LLP, independent auditors.

    *23.5       Consent of Grant Thornton LLP, independent certified public accountants.

    *23.6       Consent of PricewaterhouseCoopers LLP, independent auditors.

    *23.7       Consent of Ernst & Young LLP, independent auditors.

    *23.8       Consent of Ernst & Young LLP, independent auditors.

    *23.9       Consent of KPMG LLP, independent auditors.

    *23.10      Consent of Grant Thornton LLP, independent certified public accountants.

    *23.11      Consent of PricewaterhouseCoopers LLP, independent auditors.

    *23.12      Consent of Ernst & Young LLP, independent auditors.

    *23.13      Consent of Ernst & Young LLP, independent auditors.

    *23.14      Consent of KPMG LLP, independent auditors.

    *23.15      Consent of Grant Thornton LLP, independent certified public accountants.

   **23.16      Consent of PricewaterhouseCoopers LLP, independent auditors.

   **23.17      Consent of Ernst & Young LLP, independent auditors.

   **23.18      Consent of Ernst & Young LLP, independent auditors.

   **23.19      Consent of KPMG LLP, independent auditors.

   **23.20      Consent of Grant Thornton LLP, independent certified public accountants.

    *24         Powers of Attorney.

----------
*     Previously filed.

**    Filed herewith.